                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 12, 2004

                         ------------------------------

                           TEXAS GENCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                TEXAS                                  1-31449                       76-0695920
    (State or other jurisdiction              (Commission File Number)              (IRS Employer
          of incorporation)                                                      Identification No.)

                   1111 LOUISIANA
                   HOUSTON, TEXAS                                            77002
       (Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

         The exhibit listed below is furnished pursuant to Item 12 of this Form 8-K.

            (c)      Exhibits.

            99.1     Press Release issued February 12, 2004 regarding
                     Texas Genco's fourth quarter and full year 2003 earnings.

ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 12, 2004, Texas Genco Holdings, Inc. ("Texas Genco") reported fourth quarter and full year 2003 earnings. For additional information regarding Texas Genco's fourth quarter and full year 2003 earnings, please refer to Texas Genco's press release attached to this report as Exhibit 99.1 (the "Press Release"), which Press Release is incorporated by reference herein. The information in the Press Release is being furnished, not filed, pursuant to Item
12. Accordingly, the information in the Press Release will not be incorporated by reference into any registration statement filed by Texas Genco under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEXAS GENCO HOLDINGS, INC.



Date:  February 12, 2004                By:  /s/ James S. Brian
                                           -------------------------------------
                                                 James S. Brian
                                                 Senior Vice President and
                                                 Chief Accounting Officer


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                                  EXHIBIT INDEX


              EXHIBIT
              NUMBER                   EXHIBIT DESCRIPTION
              ------                   -------------------

               99.1 Press Release issued February 12, 2004 regarding Texas Genco's fourth quarter and full year 2003 earnings